Earnings Conference Presentation October 27, 2009 Exhibit 99.2 Supermicro © 2009

Supermicro © 2009

Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may relate, among other things, to our expected financial and operating results, our ability to build and grow Supermicro, the benefit of our products and our ability to achieve our goals, plans and objectives.
Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from those anticipated. These include, but are not limited to: our dependence on continued growth in the markets for
X86 based servers, blade servers and embedded applications, increased competition, difficulties of predicting timing of new product introductions, customer acceptance of new products, difficulties in establishing and maintaining successful relationships with our distributors and vendors, shortages or price fluctuations in our supply chain, our ability to protect our intellectual property rights, our ability to control the rate of expansion domestically and internationally, difficulty managing rapid growth and general political, economic and market conditions and events.
For a further list and description of risks and uncertainties, see the reports filed by Supermicro with the
Securities and Exchange Commission. Supermicro disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Supplemental information, condensed balance sheets and statements of operations follow. All monetary amounts are stated in U.S. dollars.

Supermicro © 2009

Non-GAAP Financial Measures
Non-GAAP gross margin in this presentation excludes stock-based compensation expense. Non-GAAP net income and net income per share in this presentation exclude stock-based compensation expense, a provision of litigation loss and the related tax effect of the applicable items. Management presents non-
GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses the non-GAAP financial measures for planning purposes, including analysis of the Company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments.
Management also believes that non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company's financial and operational performance. However, these non-GAAP financial measures have limitations as an analytical tool, and are not intended to be an alternative to financial measures prepared in accordance with GAAP.
Pursuant to the requirements of SEC Regulation G, detailed reconciliations between the Company's
GAAP and non-GAAP financial results is provided at the end of the press release that was issued announcing the Company’s operating and financial results for the quarter ended September 30, 2009.  In addition, a reconciliation from GAAP to non-GAAP results is contained in the financial summary attached to today’s presentation and is available in the Investor Relations section of our website at
www.supermicro.com in the Events and Presentations section. Investors are advised to carefully review and consider this information as well as the GAAP financial results that are disclosed in the Company's
SEC filings.

Supermicro © 2009

Q1’FY2010 Non-GAAP Financial Highlights
(in millions, except per share data)
Q1'10 YoY Sequential
Revenue $148.5 3.1% 20.3%
Profit after Tax $5.8 -30.0% 54.6%
EPS $0.15 -28.6% 50.0%
Change

Supermicro © 2009

Summary of Results
The Nehalem processor began to ramp and our first to market advantage helped us to record a strong start to this technology
Our innovative 2U Twin   architecture was in strong demand
This quarter indicates a strong ramp to our GPU product line
Late in this quarter, we introduced AMD’s Istanbul 6-core processor and again we were first to market with the broadest array of products for this new technology
The economy is improving and demand is growing for better technology to improve overall competitive performance and TCO
In summary, we continue to outperform  our competition and gain market share
2

Supermicro © 2009
Leading Architecture – FY10
TwinBlade™
Highest computing density
40 processors / 240 cores in 7U
1U GPU Solution
2 TFLOPS of performance per 1U
4U GPU Solution
4 GPUs plus Graphics card in 4U
2U Twin²
4 Hot-pluggable DP nodes in 2U
1U Twin™
2 DP nodes in 1U, 20+ SKUs
2U Twin
6x 3.5” HDDs per node
2U GPU Solution
1 GPU per hot-pluggable DP node
Leveraging Twin architecture

Supermicro © 2009

Upcoming Products and Launches
Twin Blade
Based on our Twin architecture, doubles the density of our SuperBlade
In a 7U space, able to provide 20/28 DP nodes support with 40Gb/s
Infiniband or 10G Ethernet connectivity options
Most suitable for HPC and Datacenter applications
New generation 1U and 2U enterprise optimized rack mount product lines
Further optimized for enterprise virtualization applications
Including 18 DIMM, 94% high efficiency redundant power supply, more I/O capacity,
GPU capability, and 100% cooling redundancy
New Generation 4-way Systems
Intel new Boxboro MP system in 1U/4U
Addressing HPC application needs as well as enterprise market
Storage product line expansion
Super SBB product line
Higher density storage subsystems

Supermicro © 2009

Revenue Comparables
$144
$129
$110
$123
$149
$0
$40
$80
$120
$160
$'s millions
Q1'09 Q2'09 Q3'09 Q4'09 Q1'10
Supermicro Revenue Trend
Y/Y 22.1% -6.1% -19.9% -17.1% 3.1%
Seq. -3.2% -10.8% -14.8% 12.7% 20.3%

Supermicro © 2009 9 Revenue Analysis $88 $56 $76 $53 $67 $43 $78 $45 $97 $51 $- $40 $80 $120 $160 $'s millions Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Supermicro Sub-system/System Revenue Sub-systems Systems

Supermicro © 2009 10 Non-GAAP Gross Margins 19.4% 18.9% 15.0% 16.7% 16.6% Q1'09 Q2'09 Q3'09 Q4'09 Q1'10

Supermicro © 2009 11 Non-GAAP Gross Profit $28.0 $24.2 $16.5 $20.6 $24.7 $- Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Gross Profit $'s millions

Supermicro © 2009

Summary P&L non-GAAP
(in millions, except per share data)
Q1'10 YoY Sequential Q1'09 Q4'09
Operating Expense $15.6 $0.7 $0.4 $14.9 $15.2
Operating Expense Ratio 10.5% 0.1% -1.8% 10.4% 12.3%
Operating Income $9.1 -$3.9 $3.7 $13.0 $5.4
Net Income $5.8 -$2.5 $2.0 $8.3 $3.8
EPS $0.15 -$0.06 $0.05 $0.21 $0.10
Diluted Share  Count 40.1 39.6 39.5
Effective Quarterly
Tax Rate (Benefit) 35.1% 36.1% 28.0%
Change

Supermicro © 2009

Q1 FY2010 YTD Summary Statement of Cash Flows
($’s millions)
3 Months Ended 3 Months Ended
30-Sep-09 30-Sep-08
Net Income $3.9 $7.2
Depreciation and amortization $1.1 $0.8
Stock comp expense (FAS 123R) $1.5 $1.2
Other reserves $1.0 $2.2
Net change in AR, Inventory, AP -$2.8 -$7.9
Other prepaids and liabilities $5.0 $9.2
Cash flow from operations $9.7 $12.7
Capital expenditures -$0.7 -$1.4
Free cash flow $9.0 $11.3
Net cash - investing activities $3.4 $0.8
Net cash - financing activities -$9.1 $1.2
Net change in cash  $3.3 $13.3

Supermicro © 2009

Q1 FY 2010 Summary of Balance Sheet Metrics
($’s millions)
Q1'10 Q4'09 Change
Cash Equivalents & Investments 85.2 $     85.0 $    0.2 $
Accounts Receivable 50.1 $     45.7 $    4.4 $
Inventory 100.1 $   90.0 $    10.1 $
Accounts Payable 86.3 $     73.5 $    12.8 $
DSO 30 33 -3
DIO 71 77 -6
DPO 59 60 -1
Cash Cycle Days 42 50 -8

Supermicro © 2009 15 Supplemental Financials First Quarter Fiscal 2010 Ended September 30, 2009

Supermicro © 2009

Non-GAAP Financial Summary
(in millions, except per share data)
Q1'10 Q4'09 Q1'09
Net Sales 148.5 $       123.5 $     144.1 $
Non-GAAP Gross Margin 16.6% 16.7% 19.4%
Non-GAAP Operating Expenses 15.6 $         15.2 $       14.9 $
Non-GAAP Operating Income 9.1 $           5.4 $         13.0 $
Non-GAAP Net Income 5.8 $           3.8 $         8.3 $
Non-GAAP Net Income per share 0.15 $         0.10 $       0.21 $
Fully diluted shares for calculation 40.1 39.5 39.6

Supermicro © 2009

Prior Period Net Income Comparisons
(in millions, except per share data)
Q1'10 Q4'09 Q1'09
Net Income (GAAP) 3.9 $            2.4 $          7.2 $
FAS123R & Other Unusual Expense (tax affected) 1.9 $            1.4 $          1.1 $
Net Income (Non-GAAP) 5.8 $            3.8 $          8.3 $
Diluted Net Income per share (GAAP) 0.10 $          0.06 $        0.18 $
FAS123R 0.05 $          0.04 $        0.03 $
Diluted Net Income per share (Non-GAAP) 0.15 $          0.10 $        0.21 $
Shares used in diluted EPS calculation 40.1 39.5 39.6

Supermicro © 2009

Q1 FY 2010 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
FAS123R & Q1'10
Q1'10 GAAP Other Unusual Non-GAAP
Results Expenses Results
Net Sales 148.5 $            - $                     148.5 $
Cost of Sales 124.0 $            0.1 $                     123.9 $
Gross Profit 24.5 $              0.1 $                     24.7 $
Operating Expense 18.0 $              2.5 $                     15.6 $
Operating Income 6.5 $                2.6 $                     9.1 $
Interest, net (0.1) $               - $                     (0.1) $
Income Before Tax 6.4 $                2.6 $                     9.0 $
Income Tax 2.5 $                0.7 $                     3.1 $
Net Income 3.9 $                1.9 $                     5.8 $
Diluted Net Income per share 0.10 $              0.05 $                  0.15 $
Diluted shares used in GAAP and
Non-GAAP per share calculation 39.9 40.1 40.1

Supermicro © 2009

Q4 FY 2009 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
Q4'09
Q4'09 GAAP FAS123R Non-GAAP
Results Expenses Results
Net Sales 123.5 $           - $              123.5 $
Cost of Sales 103.0 $           0.2 $               102.8 $
Gross Profit 20.5 $             0.2 $               20.6 $
Operating Expense 16.7 $             1.5 $               15.2 $
Operating Income 3.7 $               1.7 $               5.4 $
Interest, net (0.2) $             - $              (0.2) $
Income Before Tax 3.6 $               1.7 $               5.2 $
Income Tax 1.2 $               0.3 $               1.5 $
Net Income 2.4 $               1.4 $               3.8 $
Diluted Net Income per share 0.06 $             0.04 $             0.10 $
Diluted shares used in GAAP and
Non-GAAP per share calculation 39.2 39.5 39.5

Supermicro © 2009

Q3 FY 2009 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
Q3'09
Q3'09 GAAP FAS123R Non-GAAP
Results Expenses Results
Net Sales 109.5 $           - $              109.5 $
Cost of Sales 93.2 $             0.1 $               93.1 $
Gross Profit 16.3 $             0.1 $               16.5 $
Operating Expense 15.9 $             1.2 $               14.6 $
Operating Income 0.4 $               1.3 $               1.8 $
Interest, net (0.2) $             - $              (0.2) $
Income Before Tax 0.3 $               1.3 $               1.7 $
Income Tax (1.0) $             0.2 $               (0.7) $
Net Income 1.2 $               1.0 $               2.4 $
Diluted Net Income per share 0.03 $             0.03 $             0.06 $
Diluted shares used in GAAP and
Non-GAAP per share calculation 38.8 38.9 38.9

Supermicro © 2009

Q2 FY 2009 GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
Q2'09
Q2'09 GAAP FAS123R Non-GAAP
Results Expenses Results
Net Sales 128.6 $           - $              128.6 $
Cost of Sales 104.5 $           0.1 $               104.3 $
Gross Profit 24.1 $             0.1 $               24.2 $
Operating Expense 16.8 $             1.2 $               15.6 $
Operating Income 7.3 $               1.3 $               8.6 $
Interest, net (0.1) $             - $              (0.1) $
Income Before Tax 7.2 $               1.3 $               8.5 $
Income Tax 1.8 $               (0.0) $             1.8 $
Net Income 5.3 $               1.3 $               6.7 $
Diluted Net Income per share 0.14 $             0.03 $             0.17 $
Diluted shares used in GAAP and
Non-GAAP per share calculation 39.2 39.2 39.2

Supermicro © 2009

Q1 FY 2009 GAAP to Non-GAAP Reconciliation
(in millions, except per share)
Q1'09
Q1'09 GAAP FAS123R Non-GAAP
Results Expenses Results
Net Sales 144.1 $           - $              144.1 $
Cost of Sales 116.2 $           0.1 $               116.1 $
Gross Profit 27.8 $             0.1 $               28.0 $
Operating Expense 16.0 $             1.1 $               14.9 $
Operating Income 11.8 $             1.2 $               13.0 $
Income Before Tax 11.8 $             1.2 $               13.0 $
Income Tax 4.6 $               0.1 $               4.7 $
Net Income 7.2 $               1.1 $               8.3 $
Diluted Net Income per share 0.18 $             0.03 $             0.21 $
Diluted shares used in GAAP and
Non-GAAP per share calculation 39.3 39.6 39.6